LEADER TOTAL RETURN FUND

a series of Northern Lights Fund Trust

Institutional Shares:	LCTIX
Investor Shares:	LCTRX
Class A Shares:	LCATX
Class C Shares:	LCCTX

Supplement dated September 11, 2013

to the Statement of Additional Information dated May 17, 2013

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Please be advised that at a special meeting of the shareholders of Leader Total Return Fund (the "Fund") held on August 16, 2013, the Fund's shareholders approved certain changes to the Fund's fundamental investment restrictions effective immediately.

In particular, investment restriction no. 7 of the Fund's Statement of Additional Information dated May 17, 2013, was amended and restated in its entirety to state that the Fund may not:

Make loans to others, except (a) where each loan is represented by a note executed by the borrower, (b) through the purchase of debt securities, which may be considered loans, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, and (d) by loaning portfolio securities.  Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.

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This Supplement, the Fund's Statement of Additional Information dated May 17, 2013, and the Fund's Prospectus dated September 28, 2012, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

Please retain this Supplement for future reference.